Exhibit 99.1

Report of Independent Registered Public Accounting Firm

To the Sponsor of

United States Commodity Index Funds Trust

We have audited the accompanying statements of financial condition of United States Metals Index Fund, a series of the United States Commodity Index Fund Trust, as of March 31, 2015 (in liquidation) and December 31, 2014, including the schedule of investments as of December 31, 2014, and the related statements of operations, changes in partners’ capital and cash flows for the three months ended March 31, 2015 (in liquidation) and for the year ended December 31, 2014. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United States Metals Index Fund, a series of the United States Commodity Index Fund Trust, as of March 31, 2015 (in liquidation) and December 31, 2014, and the results of its operations and its cash flows for the three months ended March 31, 2015 (in liquidation) and for the year ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Spicer Jeffries LLP

Greenwood Village, Colorado

April 30, 2015

Exhibit 99.1

United States Commodity Index Funds Trust

Condensed Statements of Financial Condition

At March 31, 2015 and December 31, 2014

United States Metals Index Fund

	March 31, 2015
	(In Liquidation)*	December 31, 2014
Assets
Cash and cash equivalents (Notes 2 and 6)	$-	$1,802,435
Equity in trading accounts:
Cash and cash equivalents	-	318,156
Unrealized gain (loss) on open commodity futures contracts	-	(136,564)
Receivable from Sponsor (Note 4)	-	37,785
Interest receivable	-	11

Total assets	$-	$2,021,823

Liabilities and Capital
Management fees payable (Note 4)	$-	$1,128
Professional fees payable	-	38,996
Directors' fees and insurance payable	-	79

Total liabilities	-	40,203

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	-	-
Shareholders	-	1,981,620
Total Capital	-	1,981,620

Total liabilities and capital	$-	$2,021,823

Shares outstanding		100,000
Net asset value per share	$-	$19.82
Market value per share	$-	$19.55

* USMI ceased trading on the NYSE Arca on March 18, 2015 and the Fund's liquidation date was March  24, 2015.

See accompanying notes to condensed financial statements.

Exhibit 99.1

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2014

United States Metals Index Fund

		Unrealized
		Gain (Loss)
		on Open
	Number of	Commodity	% of
	Contracts	Contracts	Capital

Open Futures Contracts - Long
Foreign Contracts
LME Aluminum Futures LA January 2015 contracts, expiring January 2015	17	$(55,588)	(2.81)
LME Tin Futures LT July February 2015 contracts, expiring February 2015	3	(8,435)	(0.43)
LME Zinc Futures LX February 2015 contracts, expiring February 2015	11	(34,569)	(1.74)
LME Nickel Futures LN May 2015 contracts, expiring May 2015	6	(41,628)	(2.10)
LME Lead Futures LL June 2015 contracts, expiring June 2015	1	(3,862)	(0.19)
LME Aluminum Futures LA January 2016 contracts, expiring January 2016	5	(754)	(0.04)
	43	(144,836)	(7.31)

United States Contracts
COMEX Copper Futures HG March 2015 contracts, expiring March 2015	6	(36,282)	(1.83)
COMEX Silver Futures SI March 2015 contracts, expiring March 2015	3	(19,775)	(1.00)
NYMEX Palladium Futures PA March 2015 contracts, expiring March 2015	2	(1,615)	(0.08)
COMEX Gold Futures GC April 2015 contracts, expiring April 2015	3	(5,460)	(0.27)
	14	(63,132)	(3.18)

Open Futures Contracts - Short*
Foreign Contracts
LME Aluminum Futures LA January 2015 contracts, expiring January 2015	17	35,513	1.79
LME Tin Futures LT July February 2015 contracts, expiring February 2015	2	3,023	0.15
LME Zinc Futures LX February 2015 contracts, expiring February 2015	8	28,234	1.43
LME Nickel Futures LN May 2015 contracts, expiring May 2015	3	4,634	0.23
	30	71,404	3.60
Total Open Futures Contracts**	87	$(136,564)	(6.89)

	Principal	Market
	Amount	Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.05%, 4/23/2015	$100,000	$99,984	5.04
0.06%, 4/30/2015	200,000	199,964	10.09
0.06%, 5/14/2015	500,000	499,889	25.23
0.07%, 5/21/2015	200,000	199,950	10.09
0.11%, 6/18/2015	400,000	399,804	20.18
Total Cash Equivalents		$1,399,591	70.63

* All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDMI).

**Collateral amounted to $318,158 on open futures contracts.

See accompanying notes to financial statements.

Exhibit 99.1

United States Commodity Index Funds Trust

Condensed Statements of Operations

For the three months ended March 31, 2015 and the year ended December 31, 2014

United States Metals Index Fund

	Three months ended
	March 31, 2015	Year ended
	(In Liquidation)*	December 31, 2014
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(182,416)	$(107,810)
Change in unrealized gain (loss) on open positions	136,564	(90,271)
Realized gain (loss) on short-term investments	150	-
Interest income	158	1,015
ETF transaction fees	350	-

Total income (loss)	(45,194)	(197,066)

Expenses
Management fees (Note 4)	2,095	14,774
Professional fees	9,043	47,373
Brokerage commissions	309	826
Directors' fees and insurance	71	548

Total expenses	11,518	63,521

Expense waiver (Note 4)	(8,893)	(44,985)

Net expenses	2,625	18,536

Net income (loss)	$(47,819)	$(215,602)
Net income (loss) per share	$(1.10)	$(2.15)
Net income (loss) per weighted average share	$(0.72)	$(2.16)
Weighted average shares outstanding	66,667	100,000

* USMI ceased trading on the NYSE Arca on March 18, 2015 and the Fund's liquidation date was March 24, 2015.

See accompanying notes to condensed financial statements.

Exhibit 99.1

United States Commodity Index Funds Trust

Condensed Statement of Changes in Capital

For the three months ended March 31, 2015 (in liquidation)* and the years ended December 31, 2014 and 2013

United States Metals Index Fund

	Sponsor	Shareholders	Total

Balances, at December 31, 2013	$-	$2,197,222	$2,197,222
Additions	-	-	-
Redemptions	-	-	-
Net income (loss)	-	(215,602)	(215,602)

Balances, at December 31, 2014	-	1,981,620	1,981,620
Additions	-	-	-
Redemptions	-	(1,933,801)	(1,933,801)
Net income (loss)	-	(47,819)	(47,819)

Balances, at March 31, 2015 (In Liquidation)*	$-	$-	$-

Condensed Statement of Changes in Shares Outstanding

For the three months ended March 31, 2015 (in Liquidation)* and the years ended December 31, 2014 and 2013

United States Metals Index Fund

	Sponsor	Shareholders	Total

Shares Outstanding, at December 31, 2013	-	100,000	100,000
Additions		-	-
Redemptions		-	-

Shares Outstanding, at December 31, 2014	-	100,000	100,000
Additions	-	-	-
Redemptions	-	(100,000)	(100,000)

Shares Outstanding, at March 31, 2015 (In Liquidation)*	-	-	-

Net Asset Value Per Share:
At December 31, 2013			$21.97
At December 31, 2014			$19.82
At March 24, 2015 (liquidation price)			$18.72

* USMI ceased trading on the NYSE Arca on March 18, 2015 and the Fund's liquidation date was March  24, 2015.

See accompanying notes to condensed financial statements.

Exhibit 99.1

United States Commodity Index Funds Trust

Condensed Statements of Cash Flows

For the three months ended March 31, 2015 and the year ended December 31, 2014

United States Metals Index Fund

	Three months ended
	March 31, 2015	Year ended
	(In Liquidation)*	December 31, 2014
Cash Flows from Operating Activities:
Net income (loss)	$(47,819)	$(215,602)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	318,156	11,442
Unrealized (gain) loss on open futures contracts	(136,564)	90,271
(Increase) decrease in receivable from Sponsor	37,785	44,380
(Increase) decrease in interest receivable	11	-
Increase (decrease) in management fees payable	(1,128)	(169)
Increase (decrease) in professional fees payable	(38,996)	(46,636)
Increase (decrease) in directors' fees and insurance payable	(79)	43
Net cash provided by (used in) operating activities	131,366	(116,271)

Cash Flows from Financing Activities:
Addition of shares	-	-
Redemption of shares	(1,933,801)	-
Net cash provided by (used in) financing activities	(1,933,801)	-

Net Increase (Decrease) in Cash and Cash Equivalents	(1,802,435)	(116,271)

Cash and Cash Equivalents, beginning of period	1,802,435	1,918,706
Cash and Cash Equivalents, end of period	$-	$1,802,435

* USMI ceased trading on the NYSE Arca on March 18, 2015 and the Fund's liquidation date was March 24, 2015.

See accompanying notes to condensed financial statements.

United States Commodity Index Funds Trust

United States Metals Index Fund

Notes to Financial Statements

For the three months ended March 31, 2015 (in liquidation) and year ended December 31, 2014

NOTE 1 - ORGANIZATION AND BUSINESS

The United States Commodity Index Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 21, 2009. The Trust is a series trust formed pursuant to the Delaware Statutory Trust Act and includes the United States Commodity Index Fund (“USCI”), a commodity pool formed on April 1, 2010 and first made available to the public on August 10, 2010, the United States Copper Index Fund (“CPER”), a commodity pool formed on November 26, 2010 and first made available to the public on November 15, 2011, the United States Agriculture Index Fund (“USAG”), a commodity pool formed on November 26, 2010 and first made available to the public on April 13, 2012 and the United States Metals Index Fund (“USMI”), a commodity pool formed on November 26, 2010 and first made available to the public on June 19, 2012. USCI, USAG, CPER and USMI are each and collectively referred to throughout these Notes as the Trust Series. On January 30, 2015, USCF as the sponsor of the Trust, and its series USMI, announced that its officers and members had authorized a plan to (i) liquidate USMI, (ii) terminate the continuous offering of USMI, and (iii) deregister USMI under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore, terminate the Trust’s obligation to include USMI on its periodic and current reports with the Securities and Exchange Commission (“SEC”). This audited report (liquidation statement) only addresses the financial statements of USMI.

Shares of USMI ceased trading on the NYSE Arca, Inc. (“NYSE Arca”) and USMI was closed to purchases and redemptions as of the close of regular trading on the NYSE Arca on March 18, 2015 (the “Closing Date”).

On March 18, 2015, the SEC declared effective a post-effective amendment to the registration statement for USMI to remove from registration all of the securities that remained unsold as of March 18, 2015 (the termination of the offering). USCF, on behalf of the Trust and USMI, terminated USMI effective March 18, 2015. On March 24, 2015, USMI liquidated all its assets and distributed cash pro rata to all remaining shareholders as of such date. On March 31, 2015, the NYSE Arca filed a Form 25 removing the listing of USMI on the NYSE Arca.

USCF has exclusive power to fix and determine the relative rights and preferences as between the shares of any series (such as USMI) as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust is to exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Trust Series will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. On January 30, 2015, USCF on behalf of USMI issued a prospectus supplement stating that USCF as Sponsor to the Trust and USMI and USCF’s authority under the Trust Agreement, it has determined that USMI could not continue its business and operations in an economically efficient manner due to USMI’s inability to attract sufficient assets, thereby hindering its ability to operate efficiently.

The sole Trustee of the Trust is Wilmington Trust Company (the “Trustee”), a Delaware banking corporation. The Trustee is unaffiliated with USCF. The Trustee’s duties and liabilities with respect to the offering of shares and the management of the Trust are limited to its express obligations under the Trust Agreement.

USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator (“CPO”) registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. The Trust and each Trust Series, including USMI, have a fiscal year ending on December 31.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in conformity with GAAP as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. Each Trust Series is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities, and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. Each Trust Series earns interest on its assets denominated in U.S. dollars on deposit with the futures commission merchant (“FCM”) at the 90-day Treasury bill rate. In addition, each Trust Series earns income on funds held at the custodian and/or FCM at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Trust Series are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), USMI is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. USMI files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. None of the Trust Series is subject to income tax return examinations by major taxing authorities for years before 2011. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in USMI recording a tax liability that reduces net assets. However, USMI’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. USMI recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the three months ended March 31, 2015 and the year ended December 31, 2014 for USMI.

Trust Capital and Allocation of Income and Losses

Profit or loss shall be allocated among the shareholders of USMI in proportion to the number of shares each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Calculation of Net Asset Value (“NAV”)

USMI’s per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing the amount by the total number of shares issued and outstanding. USMI uses the closing prices on the relevant Futures Exchanges (as defined in Note 3 below) of the Applicable Benchmark Component Futures Contracts (as defined in Note 3 below) that at any given time make up the Applicable Index (as defined in Note 3 below) (determined at the earlier of the close of such exchange or 2:30 p.m. New York time) for the contracts traded on the Futures Exchanges, but calculates or determines the value of all other investments of USMI using market quotations, if available, or other information customarily used to determine the fair value of such investments.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and the per share NAV at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. As of December 31, 2014, USCF held 5 shares of USMI. On March 18, 2015 all USCF’s Shares of USMI were redeemed and USMI discontinued trading.

Offering Costs

Offering costs incurred in connection with the registration of shares prior to the commencement of the offering are borne by USCF. Offering costs incurred in connection with the registration of additional shares after the commencement of the offering are borne by each Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. Costs borne by the USMI after the commencement of an offering are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 - TRUST SERIES

In connection with the execution of the First Trust Agreement on April 1, 2010, USCI was designated as the first series of the Trust. USCF contributed $1,000 to the Trust upon its formation on December 21, 2009, representing an initial contribution of capital to the Trust. Following the designation of USCI as the first series of the Trust, the initial capital contribution of $1,000 was transferred from the Trust to USCI and deemed an initial contribution to USCI. In connection with the commencement of USCI’s initial offering of shares, USCF received 20 Sponsor Shares of USCI in exchange for the previously received capital contribution, representing a beneficial ownership interest in USCI.

On July 30, 2010, USCI received a notice of effectiveness from the U.S. Securities and Exchange Commission (the “SEC”) for its registration of 50,000,000 shares on Form S-1 with the SEC. On August 10, 2010, USCI listed its shares on the NYSE Arca under the ticker symbol “USCI”. USCI established its initial per share NAV by setting the price at $50 and issued 100,000 shares in exchange for $5,000,000 on August 10, 2010. USCI also commenced investment operations on August 10, 2010 by purchasing Futures Contracts traded on the Futures Exchanges. In order to satisfy NYSE Arca listing standards that at least 100,000 shares be outstanding at the beginning of the trading day on the NYSE Arca, USCF purchased the initial Creation Basket from the initial Authorized Participant at the initial offering price. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket. USCF held such initial Creation Basket until September 3, 2010, at which time the initial Authorized Participant repurchased the shares comprising such basket in accordance with the specified conditions noted above. On September 14, 2011, USCF redeemed the 20 Sponsor Shares of USCI and, on September 19, 2011, USCF purchased five shares of USCI in the open market.

In connection with the Second Amended and Restated Trust Agreement dated November 10, 2010, USMI, USAG and CPER were designated as three additional series of the Trust. Following the designation of the additional series, an initial capital contribution of $3,000 was transferred from USCF to the Trust. On November 10, 2010, the Trust transferred $1,000 to each of USMI, USAG and CPER, which was deemed a capital contribution to each series. On November 14, 2011, USCF received 40 Sponsor Shares of CPER in exchange for the previously received capital contribution, representing a beneficial interest in CPER. On December 7, 2011, USCF redeemed the 40 Sponsor Shares of CPER and purchased 40 shares of CPER in the open market. On April 13, 2012, USCF received 40 Sponsor Shares of USAG in exchange for the previously received capital contribution, representing a beneficial interest in USAG. On June 28, 2012, USCF redeemed the 40 Sponsor Shares of USAG and on October 3, 2012, purchased 5 shares of USAG on the open market. On June 19, 2012, USCF received 40 Sponsor Shares of USMI in exchange for the previously received capital contribution, representing a beneficial interest in USMI. On August 27, 2012, USCF redeemed the 40 Sponsor Shares of USMI and on September 4, 2013, purchased 5 shares of USMI on the open market.

USMI received notice of effectiveness from the SEC for its registration of 20,000,000 USMI shares on September 6, 2011. The order to permit listing USMI on the NYSE Arca was received on October 20, 2011.

On June 19, 2012, USMI listed its shares on the NYSE Arca under the ticker symbol “USMI.” USMI established its initial per share NAV by setting the price at $25. On June 11, 2012, USCF purchased two initial Creation Baskets of USMI. In accordance with applicable requirements of Regulation M under the Securities Exchange Act of 1934, no Creation Baskets were offered to Authorized Participants nor were the shares listed on the NYSE Arca until five business days had elapsed from the date of USCF’s purchase of the initial Creation Basket on June 11, 2012. The $350 fee that would have otherwise been charged in connection with an order to create or redeem was waived in connection with the initial Creation Basket. On August 29, 2012, USCF redeemed one of two initial Creation Baskets of USMI, leaving its holdings to 50,000 shares.

USMI’s Investment Objective

Prior to USMI’s cessation of trading on March 18, 2015, the investment objective of USMI was for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Metals Index Total ReturnSM (the “SDMI”), less USMI’s expenses. The SDMI is owned and maintained by SHIM and calculated and published by the NYSE Arca. Futures contracts for the metals in the SDMI that are traded on the NYMEX, the LME and COMEX are collectively referred to herein as “Eligible Metals Futures Contracts.” The SDMI is comprised of 10 Eligible Metals Futures Contracts that are selected on a monthly basis based on quantitative formulas developed by SHIM. The Eligible Metals Futures Contracts that at any given time make up the SDMI are referred to herein as “Benchmark Component Metals Futures Contracts.” The relative weighting of the Benchmark Component Metals Futures Contracts will change on a monthly basis, based on quantitative formulas relating to the prices of the Benchmark Component Metals Futures Contracts developed by SHIM.

Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Metals Futures Contracts and other contracts and instruments based on the Benchmark Component Metals Futures Contracts are collectively referred to as “Other Metals-Related Investments,” and together with Benchmark Component Metals Futures Contracts and other Eligible Metals Futures Contracts, “Metals Interests.” USMI’s shares began trading on June 19, 2012 and ceased trading on March 18, 2015. USMI’s assets were liquidated by March 24, 2015. As of December 31, 2014, USMI held 2 Futures Contracts on the NYMEX, 73 Futures Contracts on the LME and 12 Futures Contracts on the COMEX, totaling 87 futures contracts. As of March 31, 2015, USMI held no futures contracts as all assets were liquidated on March 24, 2015.

Other Defined Terms – Trust Series

The SDMI is referred to throughout these Notes to Financial Statements collectively as the “Applicable Index” or “Indices.”

Trading Advisor and Trustee

The Trust Series’ trading advisor is SummerHaven Investment Management, LLC (“SummerHaven”), a Delaware limited liability company that is registered as a commodity trading advisor and CPO with the CFTC and is a member of the NFA. SummerHaven provides advisory services to USCF with respect to the Applicable Index of each Trust Series and the investment decisions of each Trust Series.

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Trust, USCF or the shareholders.

NOTE 4 - FEES PAID BY EACH TRUST SERIES AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of each Trust Series in accordance with the objectives and policies of each such Trust Series. In addition, USCF has arranged for one or more third parties to provide trading advisory, administrative, custody, accounting, transfer agency and other necessary services to each Trust Series. For these services, USMI is contractually obligated to pay USCF a fee, which is paid monthly, equal to 0.95% per annum of average daily total net assets. Effective May 1, 2014 and continuing through the liquidation date of March 24, 2015, USCF contractually agreed to lower the management fee to 0.65% per annum of average daily total net assets for USMI. Effective as of May 30, 2012 through April 30, 2014, USCF voluntarily waived the management fee paid by USMI from 0.95% per annum of average daily total net assets to 0.70% per annum of average daily total net assets. The reduced fee for USMI became operational as of June 19, 2012, when USMI first became listed on the NYSE Arca.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,000.

Ongoing Registration Fees and Other Offering Expenses

Each Trust Series pays the costs and expenses associated with the ongoing registration of its shares subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of shares, and all legal, accounting, printing and other expenses associated with such offer and sale. During the year ended December 31, 2014, and the three months ended March 31, 2015, USMI incurred no fees.

Directors’ Fees and Expenses

Each Trust Series is responsible for paying its portion of the directors’ fees and directors’ and officers’ liability insurance for such Trust Series and the Related Public Funds. Each Trust Series shares the fees and expenses on a pro rata basis with each other Trust Series and each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ended December 31, 2014 amounted to a total of $567,863 for the Trust Series and the Related Public Funds. USMI’s portion of such fees and expenses for the year ended December 31, 2014 was $548. These fees and expenses for the year ended December 31, 2015, are estimated to be a total of $171,174 for the Trust Series and the Related Public Funds. USMI’s portion of such fees and expenses for the three months ended March 31, 2015 are estimated to be a total of $71.

Investor Tax Reporting Cost

The fees and expenses associated with each Trust Series’ audit expenses and tax accounting and reporting requirements are paid by such Trust Series. These costs amounted to a total of $40,000 for the year ended December 31, 2014 for USMI, and $26,000 for the three months ended March 31, 2015 for USMI.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, each Trust Series pays all brokerage fees and other expenses in connection with the operation of such Trust Series, excluding costs and expenses paid by USCF as outlined in Note 5 below. In addition, USCF has voluntarily agreed to pay certain expenses normally borne by USMI to the extent that such expenses exceed 0.15% (15 basis points) of USMI’s NAV, on an annualized basis, through the liquidation date of March 24, 2015. For the year ended December 31, 2014, USCF waived $44,985 for USMI. For the three months ended March 31, 2015, USCF waived $8,893 for USMI. This voluntary expense waiver is in addition to those amounts USCF is contractually obligated to pay as described in Note 5 – Contracts and Agreements below.

NOTE 5 - CONTRACTS AND AGREEMENTS

USCF and the Trust, each on its own behalf and on behalf of each Trust Series, are party to a marketing agent agreement, dated as of July 22, 2010, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provides certain marketing services for each Trust Series as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on each Trust Series’ assets up to $3 billion and 0.04% on each Trust Series’ assets in excess of $3 billion. In no event may the aggregate compensation paid to the Marketing Agent and any affiliate of USCF for distribution related services exceed 10% of the gross proceeds of each Trust Series’ offering.

The above fee does not include website construction and development, which are also borne by USCF.

USCF and the Trust, on its own behalf and on behalf of each Trust Series, are also party to a custodian agreement, dated July 22, 2010, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”), whereby BBH&Co. holds investments on behalf of each Trust Series. USCF pays the fees of the custodian, which are determined by the parties from time to time. In addition, USCF and the Trust, on its own behalf and on behalf of each Trust Series, are party to an administrative agency agreement, dated July 22, 2010, as amended from time to time, with BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for each Trust Series. USCF also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

USCF pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to each Trust Series and each of the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, USCF pays BBH&Co. an asset-based charge of: (a) 0.06% for the first $500 million of the Related Public Funds’ combined net assets, (b) 0.0465% for the Related Public Funds’ combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once the Related Public Funds’ combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. USCF also pays transaction fees ranging from $7 to $15 per transaction.

The Trust on behalf of each Trust Series entered into a brokerage agreement, dated November 18, 2011 for USMI, as amended from time to time, with Newedge USA, LLC (“Newedge”). On July 7, 2014, the Trust on behalf of each Trust Series entered into a Futures and Cleared Swaps Agreement with Wells Fargo Securities, LLC (“WFS”). WFS and Newedge are collectively referred to as the “Futures Commissions Merchant” or “FCM”. The agreements require the FCM to provide services to each Trust Series in connection with the purchase and sale of Futures Contracts and Other Related Investments that may be purchased and sold by or through the FCM for each Trust Series’ account. In accordance with the agreement, the FCM charges each Trust Series commissions of approximately $7 to $15 per round-turn trade, including applicable exchange and NFA fees for Futures Contracts and options on Futures Contracts. Such fees include those incurred when purchasing Futures Contracts and options on Futures Contracts when each Trust Series issues shares as a result of a Creation Basket, as well as fees incurred when selling Futures Contacts and options on Futures Contracts when each Trust Series redeems shares as a result of a Redemption Basket. Such fees are also incurred when Futures Contracts and options on Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. Each Trust Series also incurs commissions to brokers for the purchase and sale of Futures Contracts, Other Commodity-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”).

USMI

	For the 3 Months ended March 31, 2015	For the Year ended December 31, 2014
Total commissions accrued to brokers	$309	$826
Total commissions as an annualized percentage of net assets	0.10%	0.04%
Commissions accrued as a result of rebalancing	$309	$826
Percentage of commissions accrued as a result of rebalancing	100%	100%
Commissions accrued as a result of creation and redemption activity	$—	$—
Percentage of commissions accrued as a result of creation and redemption activity	—%	—%

USMI’s total commissions accrued to brokers for the three months ended March 31, 2015, compared to the year ended December 31, 2014, was similar, as measured as an annualized percentage of average total net assets. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

USCF is party to an Amended Advisory Agreement, dated July 1, 2011, as amended from time to time, with SummerHaven, whereby SummerHaven provides advisory services to USCF with respect to the Applicable Index for each Trust Series and investment decisions for each Trust Series. SummerHaven’s advisory services include, but are not limited to, general consultation regarding the calculation and maintenance of the Applicable Index for each Trust Series, anticipated changes to each Applicable Index and the nature of each Applicable Index’s current or anticipated component securities. For these services, USCF pays SummerHaven a fee based on a percentage of the average total net assets of each Trust Series. For USMI, the fee is equal to the percentage fees paid to USCF minus 0.18%, with that result multiplied by 0.5, minus 0.6% to arrive at the actual fee paid. For the period ending March 31, 2015, USCF paid $554.98 for USMI’s advisory services.

USCF is also party to an Amended Licensing Agreement, dated July 1, 2011, as amended from time to time, with SummerHaven, whereby SummerHaven sub-licensed to each Trust Series the use of certain names and marks, including the Applicable Index for each Trust Series for which SummerHaven has a sub-license from SHIM, the owner of each Applicable Index. Under the Licensing Agreement, USCF paid SummerHaven an annual fee of $15,000 per each Trust Series for the year ended December 31, 2014, plus an annual fee of 0.06% of the average daily total net assets of each Trust Series. For the period ending March 31, 2015, USCF paid $322.53 for USMI’s sub-licensing agreement.

NOTE 6 - FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

Each Trust Series engages in the trading of futures contracts and may engage in trading options on futures contracts and cleared swaps (collectively, “derivatives”). As such, each Trust Series is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Each Trust Series may enter into futures contracts and options on futures contracts to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Cleared swaps are over-the-counter agreements that are eligible to be cleared by a clearinghouse, but are not traded on an exchange. A cleared swap is created when the parties to an off-exchange over-the-counter swap transaction agree to extinguish their OTC contract and replace with a cleared swap. Cleared swaps are intended to provide the efficiencies and benefits that centralized clearing or an exchange offers to traders of futures contracts, including credit risk intermediation and the ability to offset positions initiated with different counterparties.

The purchase and sale of futures contracts and options on futures contracts require margin deposits with a FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.

Futures contracts involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. Buying and selling options on futures contracts exposes investors to the risks of purchasing or selling futures contracts.

All of the Futures Contracts held by USMI were exchange-traded through March 31, 2015. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with OTC since, in OTC, a party must rely solely on the credit of its respective individual counterparties. When each Trust Series enters into non-exchange traded contracts (including Exchange for Risk or EFR transactions), it is subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. Currently, each Trust Series has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, each Trust Series bears the risk of financial failure by the clearing broker.

A Trust Series’ cash and other property, such as Treasuries, deposited with a FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of a FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of a FCM could result in the complete loss of a Trust Series’ assets posted with that FCM; however, the majority of each Trust Series’ assets are held in Treasuries, cash and/or cash equivalents with the Trust Series’ custodian and would not be impacted by the insolvency of a FCM. The failure or insolvency of the Trust Series’ custodian, however, could result in a substantial loss of each Trust Series’ assets.

USCF may invest a portion of each Trust Series’ cash in money market funds that seek to maintain a stable per share NAV. Each Trust Series may be exposed to any risk of loss associated with an investment in such money market funds. As of March 31, 2015 and December 31, 2014, USMI did not invest in money market funds. Each Trust Series holds cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada, London, United Kingdom, Grand Cayman, Cayman Islands and Nassau, Bahamas which are subject to U.S. regulation and regulatory oversight. As of December 31, 2014, USMI held cash deposits and investments in Treasuries in the amounts of $2,120,591, with the custodian and FCM. As of March 31, 2015, USMI held cash deposits and investments in Treasuries in the amounts of $0, with the custodian and FCM. Some or all of these amounts may be subject to loss should the Trust Series’ custodian and/or FCM cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, each Trust Series is exposed to market risk equal to the value of Futures Contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, each Trust Series pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series or USCF have a policy of requiring review of the credit standing of each broker or counterparty with which they conduct business.

The financial instruments held by the applicable Trust Series are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 7 - FINANCIAL HIGHLIGHTS

The following table presents per share performance data and other supplemental financial data for each Trust Series for the three months ended March 31, 2015 and year ended December 31, 2014 for the shareholders. This information has been derived from information presented in the financial statements.

USMI

United States Commodity Index Funds Trust

Financial Highlights

For the three months ended March 31, 2015 and the year ended December 31, 2014

United States Metals Index Fund

	Three months ended		Year
	March 31, 2015		ended
	(In Liquidation)*		December 31, 2014
Per Share Operating Performance:

Net asset value, beginning of period	$19.82		$21.97
Total income (loss)	(1.06)		(1.96)
Net expenses	(0.04)		(0.19)
Net decrease in net asset value	(1.10)		(2.15)
Net asset value, end of period	$18.72		$19.82

Total Return	(5.55)%		(9.79)%

Ratios to Average Net Assets
Total income (loss)	(3.23)%		(8.89)%
Management fees	0.65	%**	0.67	%***
Total expenses excluding management fees	2.92	%**	2.20	%†
Expenses waived	(2.76	)%**	(2.03	)%***†
Net expenses excluding management fees	0.16	%**	0.17	%†
Net income (loss)	(3.41)%		(9.73)%

*	USMI ceased trading on the NYSE Arca on March 18, 2015 and the Fund's liquidation date was March 24, 2015.
**	Annualized.
***	Effective May 1, 2014 and continuing through the liquidation date March 24, 2015, USCF has contractually lowed the management fee to 0.65% per annum of average daily total net assets for USMI.
†	USCF has voluntarily agreed to pay certain expenses typically borne by USMI to the extent that such expenses exceeded 0.15% (15 basis points) of USMI’s NAV, on an annualized basis, through the liquidation date March 24, 2015.

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from each Trust Series.

NOTE 8 – FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and each Trust Series value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and each Trust Series (observable inputs) and (2) the Trust’s and each Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USMI’s securities at March 31, 2015 using the fair value hierarchy:

At March 31, 2015	Total	Level I	Level II	Level III
Short-Term Investments	$—	$—	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	—	—	—	—
United States Contracts	—	—	—	—

During the three months ended March 31, 2015, there were no transfers between Level I and Level II.

At December 31, 2014	Total	Level I	Level II	Level III
Short-Term Investments	$1,399,591	$1,399,591	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(73,432)	(73,432)	—	—
United States Contracts	(63,132)	(63,132)	—	—

During the year ended December 31, 2014, there were no transfers between Level I and Level II.

The Trust and each Trust Series have adopted the provisions of Accounting Standards Codification 815 —Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments Held by USMI

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At March 31, 2015	Fair Value At December 31, 2014
Futures - Commodity Contracts	Assets	$-	$(136,564)

The Effect of Derivative Instruments on the Statements of Operations of USMI

		For the three months ended March 31, 2015		For the year ended December 31, 2014
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income

Futures – Commodity Contracts	Realized gain (loss) on closed positions	$(182,416)		$(107,810)

	Change in unrealized gain (loss) on open positions		$136,564		$(90,271)

NOTE 10 – SUBSEQUENT EVENTS

The Trust and each Trust Series have performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments, other than noted below.

Mr. Howard Mah, Management Director, Chief Financial Officer (Principal Accounting Officer), Secretary and Treasurer of USCF, sponsor of the United States Commodity Index Funds Trust, tendered his resignation effective May 15, 2015. It is anticipated that Mr. Stuart Crumbaugh, who was hired by USCF on April 6, 2015, will be appointed the Chief Financial Officer (Principal Accounting Officer), Secretary and Treasurer effective on May 15, 2015 (concurrently with the Board of Directors’ accepting Mr. Mah’s resignation).